UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 7, 2021
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001751874

Benchmark 2018-B6 Mortgage Trust

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

German American Capital Corporation

(Central Index Key Number: 0001541294)

JPMorgan Chase Bank, National Association

(Central Index Key Number: 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-19 (Commission File Number of the issuing entity)	83-2146091 83-2159763 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Form 8-K/A amends the Form 8-K (the “May 7, 2021 Form 8-K”), filed with the Securities and Exchange Commission on May 7, 2021 under Commission File No. 333-207132-19, with respect to Benchmark 2018-B6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B6. Effective upon the filing of this Form 8-K/A, the May 7, 2021 Form 8-K is replaced in its entirety by this Form 8-K/A.

Item 8.01  Other Events.

The TriBeCa House Mortgage Loan, an asset of Benchmark 2018-B6 Mortgage Trust (the “Issuing Entity”), is being serviced pursuant to the pooling and servicing agreement, dated as of June 1, 2018 (the “COMM 2018-HOME PSA”), by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor, which governs the issuance of the COMM 2018-HOME Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-HOME. The COMM 2018-HOME PSA was filed as Exhibit 4.5 to the Current Report on Form 8-K with respect to the Issuing Entity dated October 9, 2018 under Commission File No. 333-207132-19.

Effective as of May 7, 2021, AEGON USA Realty Advisors, LLC has been removed as special servicer with respect to the TriBeCa House Loan Combination under the COMM 2018-HOME PSA, and Situs Holdings, LLC has been appointed to act as successor special servicer with respect to the TriBeCa House Loan Combination under the COMM 2018-HOME PSA. A copy of the related acknowledgement and acceptance of special servicer dated May 7, 2021 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement dated as of October 1, 2018 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated October 9, 2018 under Commission File No. 333-207132-19.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Acceptance of Special Servicer dated May 7, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: May 17, 2021

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